EXHIBIT 10.14

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

AMENDED AND RESTATED LICENSE AGREEMENT

This Amended and Restated License Agreement (the “Agreement”) is made as of November 5, 2010 (the “Restated Effective Date”), to be effective as of July 10, 2008 (except as otherwise specified herein as to provisions effective as of the Restated Effective Date), by and between the Infectious Disease Research Institute, a Washington not-for-profit corporation having a place of business at 1124 Columbia Street, Suite 400, Seattle, Washington 98104 (“IDRI”), and Immune Design Corp., a Delaware corporation having a place of business at 1124 Columbia Street, Suite 402, Seattle, Washington, 98104 (“Immune Design”). IDRI and Immune Design are herein referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, IDRI has developed certain adjuvant technologies useful for the improvement of efficacy of vaccines and other pharmaceutical products;

WHEREAS, Immune Design desires to obtain the exclusive rights from IDRI to utilize certain of such technologies in connection with its products in specified fields of use and territories and nonexclusive rights in other specified fields of use and territories, and to obtain nonexclusive rights to utilize certain other technologies in specified fields of use; and

WHEREAS, IDRI desires to grant such rights to Immune Design, under the terms set forth under this Agreement;

WHEREAS, IDRI and Immune Design are parties to that certain License Agreement, effective as of July 10, 2008, as amended by the First Amendment to License Agreement, effective as of October 9, 2009 (the “Original Agreement”);

WHEREAS, the Parties desire to amend and restate the Original Agreement;

Now, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable considerations, the receipt of which is hereby acknowledged, the Parties hereto mutually agree as follows:

AGREEMENT

1. DEFINITIONS. The following terms will have the meaning set forth below.

1.1 “Affiliate” means a person, corporation, partnership, or other entity that controls, is controlled by or is under common control with another person, corporation, partnership, or other entity. For the purposes of this Section 1.1, the word “control” (including, with correlative meaning, the terms “controlled by” or “under the common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct the management and policies of such entity, whether by the ownership of at least fifty percent (50%) of the voting stock of such entity, or by contract or otherwise.

1.2 “Change of Control” means the (a) acquisition of at least fifty percent (50%) of the outstanding voting power of Immune Design by a Third Party by means of any transaction or series of related transactions, including, without limitation, any reorganization, merger, or consolidation, except where Immune Design’s shareholders of record as constituted immediately before such transaction will, immediately after such transaction together hold at least fifty percent (50%) of the outstanding voting power of the surviving or acquiring person or entity in such transaction, or (b) the sale of all or substantially all of the assets of Immune Design.

1.3 “Commencement” (and with correlative meaning, “Commence”) means, for the purpose of Sections 3.1(c), Section 5.3, Section 6.2, and Section 6.4, the first dosing of the first human subject in a clinical trial using a Licensed Product.

1.4 “Continuing Work Period” means, unless otherwise extended by mutual written agreement between IDRI and Immune Design, the period starting on the Restated Effective Date and ending on the earlier of (a) the *** of the Restated Effective Date, (b) the *** day after the date on which IDRI notifies Immune Design that IDRI has discontinued all further work and activities described in Section 4.1, and (c) the effective date of Immune Design’s termination of Immune Design’s support of the continuing work pursuant to Section 6.1(b).

1.5 “Control” means with respect to any material, invention, information or intellectual property right that a Party or its Affiliate has the right to grant to the other Party the access or license pursuant to Article 2, without violating the terms of any agreement or other arrangement with any Third Party.

1.6 “Effective Date” means July 10, 2008.

1.7 “FDA” means the U.S. Food and Drug Administration, or any successor entity thereto.

1.8 “First Commercial Sale” means, with respect to any Licensed Product for a particular country in the Territory, the first commercial sale to an independent Third Party by Immune Design, its Affiliate or sublicensee after obtaining the Regulatory Approval (to the extent necessary for the commercial sale) for such Licensed Product in such country.

1.9 “Formulation” means, as to one or more ingredients, e.g., a pharmaceutically acceptable solvent or excipient, those combinations of such ingredient(s) that are usefully combined with an adjuvant for the purpose of placing the adjuvant into a form, e.g., ***, that can be administered to a patient directly, or which can be combined with ***, e.g., ***, to thereby create a pharmaceutical product, e.g., a ***.

1.10 “GLA” means, other than ***, any chemical or compound identified as a glucopyranosyl lipid adjuvant (sometimes spelled glycopyranosyl lipid adjuvant) in any of ***

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

or any of those patents and patent applications that claim a priority benefit thereto, including continuations-in-part patent and patent applications thereof, as well as all salts, and/or all physical forms including isolated and mixtures of isomeric forms thereof, and derivatives of any of the foregoing. Without limitation, GLA means any compound within the scope of the structural formula in Exhibit G.

1.11 “Global Access Strategy Plan” shall have the meaning set forth in Section 3.3.

1.12 “IDRI Exclusive Field” means the treatment, prevention and/or diagnosis of any of the following: ***.

1.13 “IDRI FMC Technology” means any and all technology Controlled by IDRI or any of its Affiliates ***, together with intellectual property rights thereon (including patents and patent applications), relating specifically to (i) Formulations, (ii) methods of making or using Formulations or any adjuvants licensed under this Agreement), and/or (iii) data obtained in pre-clinical or clinical trials of pharmaceutical products containing an adjuvant licensed under this Agreement, but only to the extent such technology and intellectual property rights are Controlled by IDRI or any of its Affiliates.

1.14 “IDRI GLA” means any GLA, in all physical forms, along with derivatives thereof, each of which is existing and Controlled by IDRI or any of its Affiliates ***, excluding ***.

1.15 “IDRI GLA Product” means any product comprising IDRI GLA that is at any time under research, development or commercialization by IDRI, its Affiliates, licensees, or sublicensees.

1.16 “IDRI Territory” means those countries defined *** as either “low income countries” or “lower middle income economies”, as such lists of countries existed as of the Effective Date, as shown in Exhibit A, together with any countries that have been, or that may hereafter be, added to or removed from such lists during the term of this Agreement.

1.17 “Immune Design Exclusive Field” means the treatment, prevention and/or diagnosis of any diseases or conditions other than those in any of the following: the IDRI Exclusive Field, the *** Field, and the Nonexclusive Field.

1.18 “Immune Design FMC Technology” means any and all technology Controlled by Immune Design or any of its Affiliates ***, together with intellectual property rights thereon (including patents and patent applications), relating specifically to (i) Formulations, (ii) methods of making or using Formulations or any adjuvants licensed under this Agreement, and/or (iii) data obtained in pre-clinical or clinical trials of pharmaceutical products containing an adjuvant licensed under this Agreement, but only to the extent such technology and intellectual property rights are Controlled by Immune Design or any of its Affiliates.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.19 “Immune Design GLA” means any of the following: (a) IDRI GLA; and (b) GLA in any other physical forms, along with derivatives thereof, developed by or on behalf of Immune Design or its Affiliates, licensees or sublicensees, excluding in each case ***.

1.20 “IND” means an Investigational New Drug Application filed with the FDA or the equivalent application in any country outside the U.S. where a regulatory filing is required or obtained to conduct a clinical trial.

1.21 “Licensed Know-How” means (a) all technical data, information, material and other know-how existing and Controlled by IDRI or its Affiliates *** that describes or is based upon the Licensed GLA Technology; (b) all technical data, information, material and other know-how existing *** and Controlled by IDRI or its Affiliates that describes or is based upon the Licensed *** Technology; (c) all technical data, information, material and other know-how that is part of the IDRI FMC Technology; and (d) all technical data, information, material and other know-how obtained by IDRI or its Affiliates during the Continuing Work Period that describes or is based upon the Results of Continuing Work.

1.22 “Licensed Patents” means the Licensed GLA Patents, the Licensed *** Patents, any patents or patent applications containing Valid Claims applicable to the IDRI FMC Technology, and any patents or patent applications containing Valid Claims applicable to any Results of Continuing Work.

1.23 “Licensed GLA Patents” means all (a) patents and patent applications listed on Exhibit B-1 and (b) claims of patents or patent applications Controlled by IDRI or its Affiliates (whether now or in the future) that claim a use, composition, or method of manufacture of Immune Design GLA, and any of the following of the foregoing: (i) United States patents, re-examinations, reissues, renewals, extensions and term restorations, and inventors’ certificates; (ii) pending applications for United States patents, including provisional applications, continuations, continuations-in-part, continued prosecution, divisional and substitute applications; and (iii) foreign counterparts.

1.24 “Licensed GLA Product” means any product that contains Immune Design GLA: (a) the making, using, importing, offering to sell or selling of which by Immune Design, its Affiliates or sublicensees would, but for the licenses granted herein, infringe any Valid Claim of any Licensed GLA Patent (treating, for such purpose, pending Valid Claims as if they had issued); or (b) that results from or uses the practice of Licensed Know-How or IDRI FMC Technology.

1.25 “Licensed GLA Technology” means any and all technology relating specifically and solely to (a) the composition of matter of, and/or (b) the method of making or using, IDRI GLA.

1.26 “Licensed Product” means any Licensed GLA Product, any Licensed *** Product, and any Licensed Results Product.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.27 “Licensed Results Product” means any product that contains a *** (a) the making, using, importing, offering to sell or selling of which by Immune Design, its Affiliates or sublicensees would, but for the licenses granted herein, infringe any Valid Claim of any patent included in the Results of Continuing Work (treating, for such purpose, pending Valid Claims as if they had issued); or (b) that results from or uses the practice of Licensed Know-How or IDRI FMC Technology.

1.28 “Licensed *** Patents” means all patents and patent applications listed on Exhibit B-2 and (b) claims of patents or patent applications Controlled by IDRI or its Affiliates (whether now or in the future) that claim a use, composition, or method of manufacture of ***, and any of the following of the foregoing any of the following of the foregoing: (i) United States patents, re-examinations, reissues, renewals, extensions and term restorations, and inventors’ certificates; (ii) pending applications for United States patents, including provisional applications, continuations, continued prosecution, divisional and substitute applications; and (iii) foreign counterparts.

1.29 “Licensed *** Product” means any product that contains *** (a) the making, using, importing, offering to sell or selling of which by Immune Design, its Affiliates or sublicensees would, but for the licenses granted herein, infringe any Valid Claim of any Licensed *** Patent (treating, for such purpose, pending Valid Claims as if they had issued); or (b) that results from or uses the practice of Licensed Know-How or IDRI FMC Technology.

1.30 “Licensed *** Technology” means any and all technology relating specifically and solely to (a) the composition of matter of, and/or (b) the method of making or using, ***, to the extent each is existing and Controlled by IDRI ***.

1.31 “Licensed Technology” means any Licensed GLA Technology and any Licensed *** Technology.

1.32 “Major Market Country” means any of the following countries: ***.

1.33 “NDA” means a New Drug Application filed pursuant to the requirements of the FDA, or the equivalent application or filing in a country other than the United States (as applicable).

1.34 “Net Sales” means the amount received by Immune Design or its Affiliate or its sublicensee for sales of Licensed Products to a Third Party less deductions for: (a) transportation charges and insurance; charges relating thereto; (b) sales and excise taxes, customs and any other governmental charges, all to the extent actually imposed upon the sale of the Licensed Products; (c) distributor or wholesaler fees, rebates or allowances actually granted or allowed, including government and managed care rebates; (d) quantity discounts, cash discounts or chargebacks actually granted, allowed or incurred in the ordinary course of business in connection with the sale of the Licensed Products; and (e) allowances or credits to customers (including allowances for bad debts, provided that any such deduction will be added back in the quarter in which the bad debt is subsequently collected), not in excess of the selling price of the Licensed Products,

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

on account of governmental requirements, rejection, recalls or return of the Licensed Products. For clarity, Net Sales shall be calculated on the Licensed Product sold without regard to whether or not there are other active ingredients in or delivery devices sold as part of such Licensed Product.

1.35 “Nonexclusive Field” means the treatment, prevention and diagnosis of any of the following: ***.

1.36 “Non-profit Entities” means government agencies or entities organized under applicable tax laws as a non-profit or public benefit organization or entities, including, without limitation, universities, ministries of health, governmental organizations such as the World Health Organization or UNICEF, non-governmental organizations operating for the provision of health care within the public health area.

1.37 “Phase I Clinical Trial” means a human clinical trial with a principal purpose of preliminarily determining the safety of a pharmaceutical product in healthy individuals or patients as required in 21 C.F.R. §312.21(a), or similar clinical study in a country other than the United States, and for which there are no primary endpoints related to efficacy.

1.38 “Phase II Clinical Trial” means a human clinical trial with a principal purpose of determining efficacy and dosing of a pharmaceutical products in patients with the disease being studied as described in 21 C.F.R. §312.21(b), or similar clinical study in a country other than the United States.

1.39 “Phase III Clinical Trial” means a human clinical trial with a principal purpose of establishing safety and efficacy of a pharmaceutical product in patients with the disease being studied as required in 21 C.F.R. §312.21(c) or similar clinical study in a country other than the United States. A Phase III Clinical Trial shall also include any other human clinical trial intended as a pivotal trial for Regulatory Approval purposes, or that results in data actually used to support the filing of a Marketing Approval Application, whether or not such trial is a traditional Phase III Clinical Trial.

1.40 “Regulatory Approval” means all necessary approvals (including supplements, amendments, pre- and post-approvals, pricing and reimbursement approvals), licenses, registrations or authorizations of any national, supra-national (e.g., the European Medicines Evaluation Agency), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, have been obtained for the manufacture, distribution, use or sale of that product in a regulatory jurisdiction.

1.41 “Results of Continuing Work” means any ***, together with intellectual property and intellectual property rights thereon (including patents and patent applications), that are conceived or reduced to practice by or for IDRI either (a) before or during the Continuing Work Period or (b) otherwise prior to the third anniversary of the Restated Effective Date if IDRI elects to discontinue prior to such third anniversary all further work and activities described in Section 4.1.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.42 “Royalty Term” means, on a country by country and product by product basis, for each Licensed Product for a particular country in the Territory, the period commencing on the First Commercial Sale of such Licensed Product in such country and ending upon the date that is the later of: (a) the expiration of the last-to-expire Valid Claim of Licensed Patents covering such Licensed Product in such country; and (b) the twelfth (12th) anniversary of the First Commercial Sale of such Licensed Product in any country.

1.43 “***” means any chemical or compound identified as a glucopyranosyl lipid adjuvant in any of *** or any of those patents and patent applications that claim a priority benefit thereto, including continuations-in-part patent and patent applications thereof, as well as all salts, and/or all physical forms including isolated and mixtures of isomeric forms thereof. Without limitation, *** means any compound within the scope of the structural formula in Exhibit H.

1.44 “*** Field” means the treatment, prevention and/or diagnosis of any of the following: ***.

1.45 “Sublicensee Revenue” means the non-royalty payments received by Immune Design or any of its Affiliates in consideration for the grant of a sublicense under the Licensed Patents or Licensed Know-How to a Third Party for any countries in the Territory, including: (a) upfront fees; (b) milestone payments only to the extent not otherwise payable as specified in Section 6.2; and (c) non-cash payments (valued at fair market value) provided that, at Immune Design’ sole discretion, Immune Design may submit payments for such non-cash portion of the Sublicensee Revenue either in cash or in the same form of non-cash compensation received by Immune Design or its Affiliates. For clarity, Sublicensee Revenue shall exclude in any event: (w) any payments among Immune Design and its Affiliates; (x) royalties received from the sale of Licensed Products; (y) amounts received by Immune Design or any of its Affiliates that are attributable to other license or sublicense rights, supplying materials, providing services, reimbursement of expenses (e.g., expenses related to patents) incurred after the execution of the applicable sublicense agreement, reimbursement of payments or payment obligations of Immune Design or its Affiliates to Third Parties incurred or made after the execution of the applicable sublicense agreement, research and development activities performed or to be performed by or on behalf of Immune Design or its Affiliates, provided that if such amounts received exceed the fair market value of the activities performed or to be performed, such excess (and only such excess) shall be included as Sublicensee Revenue to the extent attributable to such sublicense; and (z) amounts received as equity investments in Immune Design or any of its Affiliates at fair market value, provided that any premium so received above such fair market value shall be included as Sublicensee Revenue to the extent attributable to such sublicense. For clarity, Sublicensee Revenue shall only include amounts paid by first tier sublicensee(s) of Immune Design or its Affiliates and shall not include payments received by Immune Design or its Affiliates from other tier sublicensees (i.e., further sublicensees of the first tier sublicensee).

1.46 “***” means any chemical or compound identified as a *** in any of *** or any of those patents and patent applications that claim a priority benefit thereto, including continuations-in-part patent and patent applications thereof, as well as all salts, and/or all physical forms including isolated and mixtures of isomeric forms thereof.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.47 “***” means compounds that comprise ***, an example of which is *** that has the structure shown in Exhibit I, namely, *** identified by the portion of *** enclosed by the rectangle, which is attached to both *** as enclosed by a circle, and a *** identified as being located between the arrows. ***. *** serve to *** the *** and comprises at least ***, which may include *** structures as shown within the rectangle. The *** portion comprises at *** where each *** has at least ***.

1.48 “***” means a *** with *** activity (as demonstrated by ***) excluding IDRI GLA, Immune Design GLA, ***.

1.49 “Territory” means worldwide.

1.50 “Third Party” means any entity other than IDRI or Immune Design or their respective Affiliates.

1.51 “*** Field” means the treatment, prevention and diagnosis of any of the following: ***.

1.52 “U.S.” or “United States” means the United States of America and all of its territories and possessions.

1.53 “Valid Claim” means any claim: (a) of a pending patent application that has been filed and is being prosecuted in good faith, that has not been cancelled, withdrawn or abandoned, and that has not in any event been pending for more than *** years since the priority date claimed by such patent application; or (b) of an issued, unexpired patent that has not: (i) been revoked or held unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction from which no appeal can be taken or has been taken within the time allowed for appeal; or (ii) been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

2. Grants of Licenses.

2.1 Licenses to Immune Design. Subject to IDRI’s retained rights under Section 2.3, IDRI hereby grants to Immune Design and its Affiliates, with the right to grant sublicenses at one or more tier(s), subject to Section 2.2 below:

(a) an exclusive (even as to IDRI), royalty-bearing license under the Licensed GLA Patents, Licensed Know-How, and IDRI FMC Technology to research, develop, make, have made, use, sell, offer for sale, import and export in the Territory, Licensed GLA Products in the Immune Design Exclusive Field;

(b) an exclusive (even as to IDRI), royalty-bearing license under the Licensed GLA Patents, Licensed Know-How, and IDRI FMC Technology to research, develop, make, have made, use, sell, offer for sale, import and export in that part of the Territory that is outside the IDRI Territory, Licensed GLA Products in the *** Field;

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(c) a nonexclusive, royalty-bearing license under the Licensed GLA Patents, Licensed Know-How, and IDRI FMC Technology to research, develop, make, have made, use, sell, offer for sale, import and export in the Territory, Licensed GLA Products in the Nonexclusive Field;

(d) a nonexclusive, royalty-bearing license under the Licensed GLA Patents, Licensed Know-How, and IDRI FMC Technology to research, develop, make, have made, use, sell, offer for sale, import and export in the IDRI Territory, Licensed GLA Products in the *** Field;

(e) a nonexclusive, royalty-bearing license under the Licensed *** Patents, Licensed Know-How, and IDRI FMC Technology to research, develop, make, have made, use, sell, offer for sale, import and export in the Territory, Licensed *** Products in the *** Field; and

(f) a nonexclusive, royalty-bearing license under the Results of Continuing Work and IDRI FMC Technology, to research, develop, make, have made, use, sell, offer for sale, import and export in the Territory, Licensed Results Products (other than products containing ***) outside the IDRI Exclusive Field.

2.2 Sublicenses by Immune Design. Immune Design shall, within *** days after granting any sublicense under Section 2.1 above, notify IDRI of the grant of such sublicense and provide IDRI with a true and complete copy of such sublicensing agreement. Each such sublicense agreement at any tier shall be consistent with the rights and licenses granted under this Agreement and shall include (a) confidentiality and non-use obligations that require the sublicensee to comply with confidentiality and non-use obligations with respect to Licensed Know-How similar to those in this Agreement; (b) the obligations in Section 3.3 with respect to the discussion and implementation of Humanitarian Assistance Programs, and (c) reporting and payment obligations consistent with Section 6.5 that enable Immune Design to comply with its obligations under Section 6.5. In addition, each first tier sublicensee shall agree to indemnify IDRI on terms equivalent to the indemnity provided by Immune Design in Section 12.1. If any first tier sublicensee shall at any time breach any term or condition of its sublicense agreement that adversely affects IDRI’s retained rights set forth in Section 2.3 below, and shall fail to have initiated and actively pursued remedy of any such default or breach within *** days after receipt of written notice thereof from Immune Design, IDRI may, at its option, require Immune Design to immediately terminate any applicable rights or licenses granted to the first tier sublicensee under this Agreement by notice in writing to such effect. The grant of any sublicense will not relieve Immune Design of its obligations under this Agreement and Immune Design shall continue to be responsible for the performance of the terms of this Agreement and, in particular but without limiting the above, making all payments due hereunder by reason of completion of any milestones or royalties payable in respect of any Licensed Products by any sublicensee.

2.3 IDRl’s Retained Rights. Notwithstanding the exclusivity of the license grants to Immune Design under clauses (a) and (b) of Section 2.1, IDRI hereby retains:

(a) the nonexclusive right to make and have made IDRI GLA subject to Section 5.4;

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b) the nonexclusive right to ***;

(c) the nonexclusive right to ***; and

(d) the right to enter into, accept, and to perform under the contracts and grants described in Section 2.5; provided, that such performance does not involve research, development or commercialization of GLA in the treatment and/or prevention of ***.

2.4 Additional Indications for IDRI Field. The Parties understand that IDRI is a non-profit research institution, and therefore Immune Design agrees that, from time to time, IDRI may request that certain diseases that *** be added to the IDRI Exclusive Field, the Nonexclusive Field, or the *** Field, and Immune Design shall consider in good faith, but shall make such determination in its sole discretion, IDRI’s request to add such diseases to one or more such fields.

2.5 Existing Research by IDRI. Immune Design recognizes that (i) IDRI has a preexisting agreement with ***, ***, under which IDRI performs research related to an *** with IDRI GLA and IDRI grants-back to *** a non-exclusive, worldwide license, with right to sublicense, intellectual property that results from IDRI’s research for ***; (ii) that IDRI has received a *** from *** to research *** for a ***; (iii) that IDRI has entered an agreement with ***, ***, under which IDRI performs research related to evaluation of new *** for use with ***, providing for the grant of similar rights to ***; (iv) that IDRI has received a *** to research a ***; (v) that IDRI has entered a contract with *** to *** for ***; and (vi) that IDRI has received a *** to research the development and ***. Immune Design agrees that the activities under Sections 2.5(i) through (vi), as performed by IDRI, shall be permitted under IDRI’s retained rights pursuant to Section 2.3.

2.6 Licenses to IDRI. Immune Design hereby grants to IDRI, with the right to grant sublicenses at one or more tier(s), subject to Sections 2.7 and 5.4 below:

(a) an exclusive, fully-paid license under the Immune Design FMC Technology, to research, develop, make, have made, use, sell, offer for sale, import and export IDRI GLA Products in the IDRI Exclusive Field in the Territory;

(b) a nonexclusive, fully-paid license under the Immune Design FMC Technology, to research, develop, make, have made, use, sell, offer for sale, import and export IDRI GLA Products in the Nonexclusive Field in the Territory; and

(c) a nonexclusive, fully-paid license under the Immune Design FMC Technology, to research, develop, make, have made, use, sell, offer for sale, import and export IDRI GLA Products for the *** Field in the IDRI Territory.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

However, in the event of a Change of Control of Immune Design in which substantially all of the business and assets of Immune Design prior to the Change of Control are retained or placed into a corporate entity substantially separate from the acquiror (i.e., a subsidiary or sister corporation) (the “Surviving Corporation”), neither the acquiror of Immune Design nor any of the acquiror’s Affiliates other than the Surviving Corporation shall be deemed Affiliates of Immune Design for purposes of the definition of Immune Design FMC Technology, except with respect to any inventions or other technology made or obtained by *** of the *** who were *** of ***.

2.7 Sublicenses by IDRI. IDRI shall, within *** days after granting any sublicense under Section 2.6 above, notify Immune Design of the grant of such sublicense and provide Immune Design with a true and complete copy of such sublicensing agreement. Each such sublicense agreement at any tier shall be consistent with the rights and licenses granted under this Agreement and shall include (a) confidentiality and non-use obligations that require the sublicensee to comply with confidentiality and non-use obligations with respect to Immune Design FMC Technology similar to those in this Agreement; and (b) the obligations in Section 2.3(c) and 5.4. If any first tier sublicensee shall at any time breach any term or condition of its sublicense agreement that adversely affects Immune Design’s interests, and shall fail to have initiated and actively pursued remedy of any such default or breach within *** days after receipt of written notice thereof from IDRI, Immune Design may, at its option, require IDRI to immediately terminate any applicable rights or licenses granted to the first tier sublicensee under this Agreement by notice in writing to such effect. In addition, each first tier sublicensee shall agree to indemnify Immune Design on terms equivalent to the indemnity provided by IDRI in Section 12.2. The grant of any sublicense will not relieve IDRI of its obligations under this Agreement and IDRI shall continue to be responsible for the performance of the terms of this Agreement. For clarity, it is understood and agreed that material transfer agreements consistent with the terms set forth in Exhibit F and providing for the provision and use of physical materials by the recipient will not be considered sublicenses unless they also contain additional sublicenses under any rights licensed by Immune Design to IDRI hereunder.

2.8 IDRI Manufacturing Covenants. IDRI shall (a) not sell, offer for sale, import or otherwise dispose of IDRI GLA for use in the *** Field in that part of the Territory that is outside the IDRI Territory or in the Immune Design Exclusive Field, (b) not intentionally supply or transfer IDRI GLA to any person or entity that it knows will be using, selling, offering for sale, importing or otherwise disposing of IDRI GLA in the *** Field in that part of the Territory that is outside the IDRI Territory or in the Immune Design Exclusive Field, and (c) require its manufacturers to agree to the restrictions in clauses (a) and (b) of this Section 2.8.

2.9 Immune Design Manufacturing Covenants. Immune Design shall (a) not sell, offer for sale, import or otherwise dispose of Immune Design GLA for use in the IDRI Exclusive Field, (b) not intentionally supply or transfer Immune Design GLA to any person or entity that it knows will be using, selling, offering for sale, importing or otherwise disposing of Immune Design GLA in the IDRI Exclusive Field, and (c) require its manufacturers to agree to the restrictions in clauses (a) and (b) of this Section 2.9.

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2.10 Joint Inventions. Subject to the exclusive licenses granted hereunder (to the extent applicable to a Joint Invention, as defined in Section 7), and to the protection of the other party’s Confidential Information as provided in Section 9, each of the joint owners of Joint Inventions shall be entitled to practice any such Joint Inventions worldwide and to authorize others to do so, without requirement of consent from or accounting to the other owner of such Joint Inventions.

3. Development and Commercialization.

3.1 By Immune Design.

(a) Preclinical Development of Immune Design GLA. Immune Design shall have the sole responsibility and the sole discretion to conduct pre-clinical development in the Immune Design Exclusive Field of Immune Design GLA, directly or through a third party, including IDRI, with the goal of ***.

(b) Development and Commercialization of Licensed Products. Immune Design shall have the sole responsibility and the sole discretion to research, develop and commercialize Licensed GLA Product(s) in the Immune Design Exclusive Field and in the *** Field in that part of the Territory that is outside the IDRI Territory.

(c) Diligence. Immune Design shall use continuing commercially reasonable efforts to develop and commercialize Licensed GLA Product(s) in the Immune Design Exclusive Field in accordance with its business, legal, medical and scientific judgments, and in undertaking investigations and actions required to obtain appropriate regulatory approval(s) necessary to market such Licensed GLA Product(s) in the Territory. If IDRI believes that Immune Design (or its Affiliate or sublicensee) has failed to satisfy the diligence obligation under this Section 3.1(c) with respect to at least ***, IDRI shall proceed as follows: (i) IDRI shall provide Immune Design with written notice thereof, which notice shall describe the failure and the efforts, in IDRI’s view, needed to be taken by Immune Design to overcome the failure; (ii) if the Parties are unable to resolve a dispute under this Section 3.1(c) within *** days after the date of IDRI’s notice, either Party shall have the right to refer the matter to arbitration under Section 13.2 to determine if Immune Design has failed to use the commercially reasonable efforts required under this Section 3.1(c) and, if so, what steps need to be taken by Immune Design, and how soon, to satisfy such obligation with respect to the Licensed GLA Product identified by Immune Design; (iii) if the arbitrator determines that Immune Design has not satisfied its obligation, Immune Design shall have the right, within the timeframe determined by the arbitrator, to take the steps determined by the arbitrator to be required to satisfy such obligation; and (iv) if Immune Design does not take such steps within such timeframe (or it is subsequently decided by arbitration in accordance with Section 13.2 that Immune Design has failed to take such steps within such timeframe), IDRI may terminate this Agreement in accordance with Section 10.2(b), but without the need for the additional ***-day cure period stated in Section 10.2(b). Termination in accordance with the foregoing procedure shall be IDRI’s sole and exclusive remedy for breach of this Section 3.1(c).

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(d) Reporting. Immune Design shall keep IDRI informed in a timely manner as to the progress of the development of the Licensed Product(s), and IDRI shall keep Immune Design informed on a *** basis on the progress of any and all IDRI GLA Products that are subject to the rights retained by IDRI under Section 2.3 or that are covered by licenses granted to IDRI under Section 2.6. On a *** basis, Immune Design shall provide IDRI with a written report summarizing the activities undertaken by it or its Affiliate or sublicensee for the research and/or development of Licensed Product(s), including without limitation the status of clinical trials and any Regulatory Approvals received for any such product(s). The Party receiving such reports shall have the right to request additional detail or documentation with respect to such reports for the purposes of verifying the information or progress identified in any reports provided hereunder. Such reports shall be deemed Confidential Information of the Party providing such report, and the other Party shall have the right to use such reports and the information contained therein solely for its internal research purposes and for no other purpose whatsoever.

3.2 By IDRI. IDRI shall be solely responsible for the development and commercialization of IDRI GLA Products in the IDRI Exclusive Field in the Territory.

3.3 Humanitarian Assistance Program. Immune Design acknowledges IDRI has a global access strategy in association with various foundations and funders working in global health that, among other things, guides IDRI in developing affordable and accessible technology for the developing world (“Global Access Strategy Plan”). IDRI acknowledges that Immune Design has adopted a global access plan “IDC Global Access Plan”), attached hereto as Exhibit E, The intent of the IDC Global Access Plan is to demonstrate Immune Design’s intention to uphold and comply with the terms of the IDC Global Access Plan to the extent applicable to its activities under this Agreement and otherwise with respect to any and all Licensed Products and rights therein. At any time following approval of a Licensed Product in a ***, ***. Promptly following a request by IDRI, Immune Design or its sublicensee shall meet and discuss with IDRI the implementation of such programs and use commercially reasonable efforts to ***.

3.4 Technology Transfer by IDRI. Promptly after the Restated Effective Date IDRI will at its expense cause one of its knowledgeable personnel to meet in Seattle for no more than *** (unless extended, which agreement to extend shall not be unreasonably withheld) with (or otherwise to communicate with, as the Parties may mutually agree) Immune Design’s designated personnel, to transfer to Immune Design (or its designee) all reasonably available information constituting Licensed Know-How that (a) describes or is based upon IDRI FMC Technology existing as of the Restated Effective Date, (b) describes or is based upon the Licensed *** Technology or (c) has not been previously transferred to Immune Design. Thereafter, on a *** basis during the Term, IDRI will at its expense cause its knowledgeable personnel to meet for no more than *** (unless extended, which agreement to extend shall not be unreasonably withheld) in Seattle with (or otherwise to communicate with, as the Parties may mutually agree) Immune Design’s designated personnel, to transfer to Immune Design (or its designee) all reasonably available additional Licensed Know-How and IDRI FMC Technology to facilitate Immune Design’s making, using, researching, developing and commercializing Licensed Products.

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Before disclosing or licensing to Immune Design any Third Party technology or intellectual property included in the IDRI FMC Technology, IDRI shall notify Immune Design of any royalties, milestones or other compensation that would be payable to such Third Party based on the activities of Immune Design or its sublicensees in connection with the licenses granted to Immune Design under Section 2.1. Such technology and intellectual property shall not be included in the IDRI FMC Technology unless Immune Design agrees in writing to pay all such royalties, milestone payments and other compensation attributable to the activities of Immune Design or its sublicensees in connection with the licenses granted to IDRI under this Agreement.

3.5 Technology Transfer by Immune Design. Promptly after the Restated Effective Date and thereafter on a *** during the Term, Immune Design will at its expense cause one of its knowledgeable personnel to meet for no more than *** (unless extended, which agreement to extend shall not be unreasonably withheld) in Seattle with (or otherwise to communicate with, as the Parties may mutually agree) IDRI’s designated personnel, to transfer to IDRI (or its designee) all reasonably available information constituting Immune Design FMC Technology to facilitate IDRI’s making, using, researching, developing and commercializing IDRI GLA Products. Before disclosing or licensing to IDRI any Third Party technology or intellectual property included in the Immune Design FMC Technology, Immune Design shall notify IDRI of any royalties, milestones or other compensation that would be payable to such Third Party based on the activities of IDRI or its sublicensees in connection with the licenses granted to IDRI under Section 2.6. Such technology and intellectual property shall not be included in the Immune Design FMC Technology unless IDRI agrees in writing to pay all such royalties, milestone payments and other compensation attributable to the activities of IDRI or its sublicensees in connection with the licenses granted to IDRI under this Agreement.

4. Continuing Developmental Work at IDRI.

4.1 IDRI Continuing Work. IDRI intends, in part with financial support from Immune Design as described in this Agreement, to continue during the Continuing Work Period to exert reasonable efforts to discover, invent, and characterize (a) *** and/or (b) modifications or other improvements to GLA (other than IDRI FMC Technology).

4.2 Technology Transfer. On a *** basis during the Continuing Work Period, IDRI will *** cause its knowledgeable personnel to meet in Seattle with (or otherwise to communicate with, as the Parties may mutually agree) Immune Design’s designated personnel, to transfer to Immune Design (or its designee) all reasonably available information constituting Results of Continuing Work to facilitate Immune Design’s making, using, researching and developing Licensed Results Products.

4.3 Right of First Negotiation. In addition to the license stated in Section 2.1(f), Immune Design shall have an exclusive right of first negotiation as described in this Section with respect to the grant of an exclusive license to Results of Continuing Work. Prior to entering into negotiations or discussions with a Third Party to license (other than with respect to products containing *** or services using ***) any Results of Continuing Work in the Immune Design Exclusive Field or in the *** Field outside the IDRI Territory (or a designated portion thereof, if

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less than all), IDRI shall follow the procedures set forth in this Section 4. IDRI shall notify Immune Design in writing of the indication and territory of the proposed license it desires to negotiate with Third Parties and provide data and information reasonably necessary for Immune Design to evaluate the Results of Continuing Work subject to license; provided, that IDRI shall not provide such notice or enter into negotiations or discussions with a Third Party to license any Results of Continuing Work (other than with respect to products containing *** or services using ***) during the *** period following the Restated Effective Date. Thereafter, Immune Design shall have a period of *** days to provide written notice to IDRI (an “ID Notice” under this Section) that it desires to enter into negotiations for an exclusive license to such Results of Continuing Work in the designated portion (or all, as the case may be) of the Immune Design Exclusive Field or in the *** Field outside the IDRI Territory (or a portion thereof, as designated by Immune Design). Upon receipt of the ID Notice by IDRI, the Parties shall negotiate in good faith over a period of *** days (or a longer or shorter period, as they may mutually agree) to reach agreement on the principal terms of an exclusive license to such Results of Continuing Work in such field, it being understood that a drafting period of up to an additional *** days (or a longer or shorter period, as the Parties may mutually agree) may be required to reach agreement on a definitive license agreement reflecting such principal terms. If the Parties are unable to reach agreement on such principal terms during the negotiation period, or if they are unable to reach agreement on such definitive license agreement during the drafting period, IDRI shall be free to negotiate and to enter into one or more nonexclusive licenses to Third Party(ies) with respect to such Results of Continuing Work in the Immune Design Exclusive Field or in the *** Field outside the IDRI Territory (as well as anywhere else in the Territory) that do not provide for the grant of rights under such Results of Continuing Work as to indications or territories that are different than those offered to Immune Design, it being understood that if IDRI otherwise desires to offer or negotiate with Third Party(ies), IDRI shall notify Immune Design and afford Immune Design the opportunity to negotiate an exclusive license for such Results of Continuing Work in accordance with this Section 4. If IDRI fails to enter into a license with respect to Results of Continuing Work with one or more Third Parties within *** after failing to reach agreement with Immune Design, then Immune Design shall again have the right of first negotiation with respect to such Results of Continuing Work, and IDRI shall not negotiate or enter into a license agreement with respect to such Results of Continuing Work without again affording Immune Design the first right of negotiation in accordance with this Section 4. For clarity, if IDRI enters into a license agreement for Results of Continuing Work with a Third Party, Immune Design shall continue to have the right of first negotiation with respect to other Results of Continuing Work not so licensed to a Third Party in accordance with this Section 4.

5. Regulatory; Safety.

5.1 General. As between Immune Design and IDRI, Immune Design shall be solely responsible and shall have the sole discretion for the regulatory filings for Licensed GLA Products in the Immune Design Exclusive Field in the Territory and in the *** Field in the Territory outside the IDRI Territory pursuant to the license it received under Section 2.1, shall own all such filings and all Regulatory Approvals obtained therefrom, and shall have the sole

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authority to communicate with the Regulatory Authorities with regard to such filings. In addition, each of Immune Design and IDRI shall have discretion to submit regulatory filings for Licensed GLA Products in the Nonexclusive Field in the Territory and in the *** Field in the IDRI Territory; for Licensed *** Products in the *** Field in the Territory; and Licensed Results Products in the Territory (but, as to Immune Design) outside the IDRI Exclusive Field. Each party shall own all such filings made by it and all Regulatory Approvals obtained therefrom and shall have the sole authority to communicate with the Regulatory Authorities with regard to such filings. As between Immune Design and IDRI, IDRI shall be solely responsible and shall have the sole discretion for the regulatory filings for the IDRI GLA Products in the Territory for the IDRI Exclusive Field, shall own all such filings and all Regulatory Approvals obtained therefrom, and shall have the sole authority to communicate with the Regulatory Authorities with regard to such filings.

5.2 Regulatory Assistance. Pursuant to Sections 3.4 and 3.5, each Party shall share with the other Party preclinical data and clinical data obtained by such Party in its field, as well as regulatory filings submitted by such Party in its field, provided that: (a) such provision is necessary to support comparable filings for products comprising Immune Design GLA by the other Party with Regulatory Authorities in such other Party’s field; and (b) such Party is legally able to provide such access to such other Party. Each Party shall have the right to cross-reference the regulatory filings of the other Party, to the extent allowed under applicable laws. However, neither Party may use the data received from the other Party as the basis for its own regulatory filings, without the Parties’ agreeing upon further compensation to the providing Party for such use. Furthermore, such provision of data shall not be construed as granting the Party receiving such data any right in the active ingredient contained in such product other than Immune Design GLA. The regulatory filings and data disclosed between the Parties under this Section 5.2 shall be deemed Confidential Information of the disclosing Party, and the receiving Party shall not use such disclosure received from the other Party for any reason other than expressly stated herein. All preclinical and clinical data included in the IDRI FMC Technology or Immune Design FMC Technology shall be treated in accordance with this Section 5.2.

5.3 Safety.

(a) Product Complaint and Adverse Events Files. Immune Design shall maintain all product complaint and adverse events files generated in or received from the Territory for the Licensed Products. IDRI shall maintain all product complaint and adverse events files generated in or received from the Territory for the IDRI GLA Products. ***.

(b) Safety Database. After the Commencement of the first human clinical trial using a Licensed Product, Immune Design or its Affiliates or its sublicensee shall maintain or have maintained a single safety database of all adverse events reported within the Territory with respect to Immune Design GLA, including those reported during the conduct of clinical trials, those reported as spontaneous, post-marketing adverse events or those resulting from a product complaint.

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5.4 Manufacturers. IDRI shall not enter into any agreement for the manufacture of IDRI GLA for IDRI by a Third Party manufacturer, other than (a) with respect to limited-quantity production for purposes of evaluation by IDRI of the manufacturer, and/or by the manufacturer of IDRI, as to the propriety of IDRI’s engaging such manufacturer and (b) in instances in which a prior notice under this Section has been given by IDRI to Immune Design with respect to the same manufacturer or one of its Affiliates, unless IDRI has first obtained Immune Design’s approval of such manufacturer for such purpose, which approval (i) shall not be unreasonably withheld or delayed and (ii) shall not in any case be withheld or delayed based on any reason other than a Deficiency, as defined below. Upon receipt of such notice, Immune Design shall have a period of *** days in which either to approve such manufacturer or to provide to IDRI a written statement of reasons, based upon all reasonably available information (which shall be stated in such notice by Immune Design) believed by Immune Design in good faith to be credible and to bear directly upon a Deficiency applicable to such manufacturer (a “Deficiency Statement”). If Immune Design does not deliver any such Deficiency Statement within such ***-day period, it shall be deemed to have approved the manufacturer. Any disputes under this provision as to the propriety of any Deficiency Statement shall be promptly resolved pursuant to Section 13.2 without the requirement to attempt to first resolve the dispute under Section 13.1; provided, however, that ***. Any such resolution finding that Immune Design’s Deficiency Statement was erroneous or otherwise unreasonable shall constitute an approval of the manufacturer by Immune Design for purposes of this Section. If the parties fail to agree on *** within *** days after the dispute is referred to arbitration, then *** pursuant to the arbitration rules referenced in Section 13.2; provided, that ***. As used herein, “Deficiency” means any of the following: ***. For clarity, no geographical, cultural, commercial or competitive consideration that is not founded upon the considerations listed in clauses *** above will be eligible to be a Deficiency.

6. Payments.

6.1 Upfront Payment.

(a) Cash.

(i) Immune Design has, following the Effective Date, paid IDRI a one-time upfront non-refundable, non-creditable license fee in the amount of *** dollars ($***).

(ii) Immune Design shall pay IDRI an additional *** Dollars ($***) as follows: (a) *** dollars ($***) within *** days after the Restated Effective Date, (b) *** dollars ($***) on or before ***, and (c) *** dollars ($***) on or before ***.

(b) Support for Continuing Work. In consideration of IDRI’s continuing work described in Section 4.1, Immune Design shall pay IDRI non-creditable support fees as follows: (i) *** dollars ($***), payable within *** days after the Restated Effective Date; (ii) an additional *** dollars ($***) payable on or before ***; and (iii) an additional *** dollars ($***) payable on or before ***; provided, however, that if IDRI notifies Immune Design prior to any such payment due date(s) that IDRI will terminate the Continuing Work Period prior to ***, that

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payment (or those payments) will not become due from Immune Design and IDRI shall refund a pro-rata portion of the support payment received for the then-current *** period. The payments in this subsection (b) shall be used in support of IDRI’s research and development programs in the area of *** and/or modifications or other improvements to GLA (other than IDRI FMC Technology). Immune Design may terminate its payment obligations under this Section 6.1(b) effective upon *** by giving IDRI notice at least *** days before the effective date of termination. If IDRI terminates its payment obligations pursuant to the preceding sentence, no further payments shall be due under this clause (b) including any payment accruing on the effective date of termination. If Immune Design terminates its payment obligations under this clause (b), IDRI may terminate its continuing work effective on the effective date of such termination and Immune Design shall no longer have a first right of negotiation under Section 4.3.

(c) Equity.

(i) Following the Effective Date, Immune Design issued to IDRI *** shares of Immune Design common stock (representing the number of shares of Immune Design’ common stock equal to *** percent (***%) of Immune Design’s outstanding stock, on a fully diluted basis (i.e., including shares issued under the Immune Design equity incentive plan) as of the Effective Date pursuant to the capitalization table attached hereto as Exhibit C. Immune Design represents and warrants to IDRI that to the extent other licensors of technology to Immune Design or its Affiliates have before, on, or within *** following the Effective Date, received equity of Immune Design, such licensors received common stock (and not preferred stock) of Immune Design on substantially the same terms and conditions as IDRI.

(ii) Promptly following the Restated Effective Date, Immune Design shall issue to IDRI an additional *** shares of Immune Design common stock subject to IDRI’s execution of a standard common stock purchase agreement in the form provided by Immune Design.

6.2 Milestone Payments.

(a) *** Licensed GLA Product in the *** or in the ***. Subject to clause 6.2(g), Immune Design shall pay IDRI the following one-time milestone payments within *** days after the *** the applicable milestone event has been achieved by Immune Design or its Affiliate for the first Licensed GLA Product either in the *** or in the ***:

(i) *** dollars ($***) for the *** for the first such Licensed GLA Product in ***;

(ii) *** dollars ($***) for the *** of the first *** for the first such Licensed GLA Product in ***;

(iii) *** dollars ($***) for the *** of the first *** for the first such Licensed GLA Product in ***;

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(iv) *** dollars ($***) for *** for the first such Licensed GLA Product in the *** or in the ***; and

(v) *** dollars ($***) for *** of the first *** of such a Licensed GLA Product in ***.

(b) *** Licensed GLA Products in the *** or in the ***. Subject to clause 6.2(g), Immune Design shall pay IDRI the following milestone payments within *** days after *** the applicable milestone event has been achieved by Immune Design or its Affiliate for each *** Licensed GLA Product either in the *** or in the ***:

(i) *** dollars ($***) for the *** for each such ***Licensed GLA Product in ***;

(ii) *** dollars ($***) for the *** of the first *** for each such *** Licensed GLA Product in ***;

(iii) *** dollars ($***) for the *** of the first *** for each such *** Licensed GLA Product in ***;

(iv) *** dollars ($***) for *** of the first *** for each such *** Licensed GLA Product in the *** or in the ***; and

(v) *** dollars ($***) for *** of the first *** of such a *** Licensed GLA Product in ***.

(c) ***, *** or ***. Subject to clause 6.2(g), Immune Design shall pay IDRI the following one-time milestone payments within *** days after the first time the applicable milestone event has been achieved by Immune Design or its Affiliate for the *** or ***:

(i) *** dollars ($***) for the *** of the first *** for the *** in ***;

(ii) *** dollars ($***) for the *** of the first *** for the *** in ***;

(iii) *** dollars ($***) for the *** of the first *** for the *** or *** in ***;

(iv) *** dollars ($***) for *** of the first *** for the ***; and

(v) *** dollars ($***) for *** of the first *** of such a *** or *** in ***.

(d) For ***, *** or ***. Subject to clause 6.2(g), Immune Design shall pay IDRI the following milestone payments within *** days after the first time the applicable milestone event has been achieved by Immune Design or its Affiliate for ***, *** in the *** or ***:

(i) *** dollars ($***) for the *** of the first *** for *** or *** in ***;

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(ii) *** dollars ($***) for the *** of the first *** for *** or *** in ***;

(iii) *** dollars ($***) for the *** of the first *** for *** or *** in ***;

(iv) *** dollars ($***) for *** of the *** for *** or *** in ***; and

(v) *** dollars ($***) for *** of the first *** of such a *** or *** in ***.

(e) ***. Subject to clause 6.2(g), Immune Design shall pay IDRI the following one-time milestone payments within *** days after the first time the applicable milestone event has been achieved by Immune Design or its Affiliate for the ***:

(i) *** dollars ($***) for the *** of the first *** for the *** in ***;

(ii) *** dollars ($***) for the *** of the first *** for the *** in ***;

(iii) *** dollars ($***) for the *** of the first *** for the *** in ***;

(iv) *** dollars ($***) for *** of the first *** for the ***; and

(v) *** dollars ($***) for *** of the first *** of such a *** in ***.

(f) For ***. Subject to clause 6.2(g), Immune Design shall pay IDRI the following milestone payments within *** days after the first time the applicable milestone event has been achieved by Immune Design or its Affiliate for ***:

(i) *** dollars ($***) for the *** of the first *** for the *** in ***;

(ii) *** dollars ($***) for the *** of the first *** for the ***;

(iii) *** dollars ($***) for the *** of the first *** for the ***;

(iv) *** dollars ($***) for *** of the first *** for the ***; and

(v) *** dollars ($125,000) for *** of the first *** of such a ***.

(g) Applicability of Multiple Milestone Provisions. If the occurrence of a milestone event as to a Licensed Product would generate milestones under more than one of clauses (a) through (f) of this Section 6.2 (e.g., ***), the total milestone that will accrue with respect to such event for that Licensed Product shall be equal to ***% of the total of the two

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milestones stated for such Licensed Product under the applicable clauses. By way of illustration, in the foregoing example, ***, so the total milestone called for under this Section 6.2 for such milestone event for that Licensed Product would be ***.

(h) General Intent. For clarity, the milestone payment obligations set forth in this Section 6.2 do not apply to achievement of such milestone events by a sublicensee of Immune Design (or its Affiliates); however; IDRI receives payments for the success of certain Licensed GLA Products developed by sublicensees by the payment of a portion of Sublicensee Revenue under Section 6.4 below. Furthermore, each milestone payment set forth under Section 6.2(a) through 6.2(f) above (as applicable) shall be due only once for ***. For purposes of this Article 6, any product used for *** or for ***, as applicable, shall be deemed ***. If there is a Licensed GLA Product for the *** Field that achieves comparable milestones in the Territory in which the license rights are ***, the maximum amount of milestones payments to be made with respect to each milestone shall not exceed in the aggregate the amount set forth in Section 6.2(a) or (b) for each milestone, as applicable.

6.3 Royalty Payments.

(a) For *** in the *** or in the ***. Subject to clauses (c) and (d) of this Section 6.3, during the Royalty Term, Immune Design, its Affiliates and its sublicensees will pay to IDRI royalties in the following amounts with respect to Net Sales of *** in the *** or in the ***:

(i) If the *** is comprised of ***, *** percent (***%) of such Net Sales of *** for ***, or

(ii) If the *** is comprised of ***, *** percent (***%) of such Net Sales of Licensed GLA Products for ***; provided that

(iii) If the *** is comprised of ***, *** percent (***%) of such Net Sales of *** Products for ***.

(b) For ***. Subject to clauses (c) and (d) of this Section 6.3, during the Royalty Term, Immune Design, its Affiliates and its sublicensees will pay to IDRI royalties in the following amounts with respect to Net Sales of *** and with respect to Net Sales of ***:

(i) If the Licensed Product is comprised of ***, *** percent (***%) of such Net Sales of Licensed Products; or

(ii) If the Licensed Product is comprised of ***, *** percent (***%) of such Net Sales of Licensed Products for ***.

(c) Post-Patent Term Royalties. If the making, using, importing, offering to sell or selling of a Licensed Product would have been covered at any time following the Effective Date by one or more Valid Claims of Licensed Patents in a nation, and such Licensed

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Product is sold in such nation following the expiration, abandonment, or invalidation in such nation of all such Valid Claims, the royalty rate that would otherwise be applicable under this Section 6.3 during the Royalty Term as to the Net Sales so generated shall be reduced by ***% (e.g., ***); provided, however, that the prior rate will be restored as to subsequent Net Sales during the Royalty Term, if, when and for so long as Valid Claims of Licensed Patents again become applicable to such Licensed Product in such nation.

(d) Applicability of Multiple Royalty Provisions. If the Net Sales of a Licensed Product would call for royalties under both clauses (a) and (b) of this Section 6.3 (e.g., ***), the royalty rate with respect to such Net Sales shall be ***. By way of illustration, in the foregoing example, ***, so the royalty rate for such Licensed Product under this Section 6.3 would be ***%.

(e) General Intent. The applicable royalty rate will be the same from *** and from *** regardless of the number of such Valid Claims of the Licensed GLA Patents or Licensed *** Patents claiming such Licensed Product, or the types of Licensed Know-How licensed to Immune Design relating to such Licensed Product. After the expiration of the Royalty Term for a particular Licensed Product in a particular country, the license granted in Article 2 for such Licensed Product for such country shall become perpetual, irrevocable and fully-paid (each, a “Fully Paid License”).

6.4 Sublicense Payments. Immune Design and its Affiliates shall pay IDRI the following percentage of any Sublicensee Revenue each receives within *** (***) days of receipt of such Sublicensee Revenue, based on the most advanced stage of development of any Licensed Product covered by the applicable sublicense agreement, at the time such sublicense agreement is first entered:

Stage of Licensed Product when Sublicensed	Percentage of Sublicensee Revenue
***	***
***	***
***	***

However, the percentage of Sublicensee Revenue received by Immune Design or any of its Affiliates in consideration for the grant of a sublicense under the Licensed Patents or Licensed Know-How to a Third Party for those countries and fields in which Immune Design’s license rights in Section 2.1 are nonexclusive shall be ***.

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6.5 Reports and Payments.

(a) Reports. Within *** (***) days after the end of the calendar quarter in which the First Commercial Sale of a Licensed Product in any country in the Territory occurs, and each calendar quarter thereafter, Immune Design will send to IDRI: (i) payments of all royalties owed to IDRI for such quarter; and (ii) a report of Net Sales of such Licensed Product in sufficient detail on a country-by-country basis to permit confirmation of the accuracy of the royalty payment made, including the number of such Licensed Product sold, the gross sales and Net Sales of such Licensed Product, the royalties payable (in dollars), the method used to calculate the royalty, and the exchange rates used.

(b) Payments. All references to “dollars” or “$” means the legal currency of the United States. All amounts due to IDRI by Immune Design under this Agreement will be paid in dollars by wire transfer in immediately available funds to an account designated by IDRI in Exhibit D. If any currency conversion will be required in connection with any payment or accounting of costs and expenses under this Agreement, such conversion will be made by using the exchange rate for the purchase of dollars as published in The Wall Street Journal, Western Edition, on the last business day prior to the date on which such payment is made. If Immune Design is prevented from paying IDRI any royalties in a given country because the local currency is blocked and cannot be removed from the country, then Immune Design will promptly make such payment to IDRI in the local currency by deposit in a local bank designated by IDRI, to the extent permitted by local law.

(c) Withholding Taxes. All amounts payable by Immune Design (or its Affiliates or sublicensees) to IDRI under this Agreement shall represent the actual proceeds that are to be received by IDRI, subject to any withholding taxes that may be applicable to the payment of any such amount. Immune Design, its Affiliates or sublicensees agree to undertake any filings which it is authorized to submit or reasonably cooperate with IDRI in obtaining an exemption or refund, or otherwise mitigating the effects, of any withholding taxes covered by the foregoing sentence withheld by Immune Design (or its Affiliates or sublicensees) with respect to any payments to IDRI hereunder.

(d) Late Payments. Any amounts not paid by Immune Design when due under this Agreement will be subject to interest from and including the date payment is due through and including the date upon which IDRI has received payment at a rate equal to the sum of *** percent (***%) plus the prime rate of interest quoted in the Money Rates section of The Wall Street Journal, Western Edition, calculated daily on the basis of a ***-day year, or similar reputable data source, or, if lower, the highest rate permitted under applicable law.

(e) Records and Audit. During the term of this Agreement and for a period of *** (***) years thereafter, Immune Design will keep complete and accurate records in sufficient detail to permit IDRI to confirm the accuracy of royalty payments due hereunder. IDRI will have the right to cause an independent, certified public accountant to audit such records to confirm the accuracy of Immune Design’s payments upon prior written notice to Immune Design and during regular business hours, for up to *** per ***; provided, however, that such auditor will not disclose Immune Design’s Confidential Information to IDRI, except to the extent such disclosure is necessary to verify the payments due under this Agreement. IDRI

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will bear the full cost of such audit unless such audit discloses an underpayment of more than *** percent (***%) from the amount of royalties previously paid for the audited period. In such case, Immune Design will bear the full cost of such audit. Immune Design will remit any underpayment identified by such audit (plus applicable interest) to IDRI within *** (***) days or the results of such audit. The terms of this Section 6.5(e) will survive any termination or expiration of this Agreement for a period of *** (***) years.

7. Intellectual Property.

7.1 Ownership of Inventions. Each Party shall own all inventions made solely by or on behalf of it and its Affiliates in the course of conducting such Party’s activities under this Agreement (collectively, “Sole Inventions”). All inventions and Information that are made jointly by employees, Affiliates, agents, or independent contractors of both Parties in the course of performing activities under this Agreement (collectively, “Joint Inventions”) shall be owned jointly by the Parties in accordance with joint ownership interests of co-inventors under United States patent laws. Inventorship shall be determined in accordance with United States patent laws.

8. Patent Prosecution and Enforcement.

8.1 Patent Prosecution and Maintenance.

(a) Licensed Patents. Immune Design, at its expense, shall have the first right to file, prosecute and maintain all Licensed Patents for which Immune Design has any exclusive rights under this Agreement using patent counsel reasonably approved by IDRI, including conducting any interferences, reexaminations, reissues, oppositions, or request for patent term extension relating thereto. Immune Design shall conduct such filing, prosecution and maintenance in good faith, taking into consideration IDRI’s retained rights hereunder, and consistent with reasonable business judgment, provide IDRI with all relevant or material documentation and proposed filing in the Territory so that IDRI may be concurrently and promptly informed of the continuing prosecution, and consult with IDRI with regards to Immune Design’s patent strategy with the Licensed Patents for which Immune Design has any exclusive rights under this Agreement. Licensed Patents in the name of IDRI shall remain in the name of IDRI. Immune Design shall use commercially reasonable efforts to ***, as applicable. To the extent such ***, Immune Design shall provide IDRI reasonable opportunity to review and comment on such prosecution efforts regarding such Licensed Patents in the Territory, and any IDRI comments will be reasonably considered in such prosecution efforts, and included to the extent affecting the IDRI Exclusive Field or IDRI Territory, as the case may be. If Immune Design determines in its sole discretion to abandon or not maintain any Licensed Patent for which Immune Design has any exclusive rights under this Agreement in the Territory, then Immune Design shall promptly provide IDRI with written notice of such determination at least sixty (60) days before any deadline for taking action to avoid abandonment and shall provide IDRI with the right, opportunity and reasonable assistance to prepare, file, prosecute and maintain such Licensed Patent in the applicable jurisdiction in IDRI’s sole discretion and at IDRI’s expense, provided that Immune Design shall provide such reasonable assistance at its

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own costs and expenses. If IDRI elects to prepare, file, prosecute and maintain such Licensed Patent in such jurisdiction for which Immune Design has any exclusive rights, then Immune Design’s license rights to such Licensed Patent in such country will become nonexclusive in such country under such Licensed Patent (and/or patent application). If IDRI desires Immune Design to file, in a particular jurisdiction, a Licensed Patent for which Immune Design has any exclusive rights under this Agreement that claims priority to another Licensed Patent for which Immune Design has any exclusive rights under this Agreement, IDRI shall provide written notice to Immune Design requesting that Immune Design file such patent application in such jurisdiction. If IDRI provides such written notice to Immune Design, Immune Design shall either (i) file and prosecute such patent application and maintain any patent issuing thereon in such jurisdiction and the Parties shall share the related costs and expenses (A) in countries *** on the basis of *** percent (***%) Immune Design: *** percent (***%) IDRI or (B) in countries within the IDRI Territory equally; or (ii) notify IDRI that Immune Design does not desire to file such patent application in such jurisdiction and provide IDRI with the opportunity to file and prosecute such patent application, provided that if IDRI files and prosecutes such patent application in such jurisdiction, then Immune Design’s license rights to such License Patent in such country will become nonexclusive in such country under such Licensed GLA Patent (and/or patent application). Immune Design shall be responsible for the costs and expenses incurred in connection with its own activities for filing, prosecuting and maintaining the Licensed Patents; IDRI shall be responsible for monitoring of such activities by IDRI.

(b) Patents Covering Immune Design’s Sole Inventions. Immune Design shall have the sole right to file, prosecute and maintain all patent applications and patents covering Immune Design’s Sole Inventions, at its sole cost and in its discretion, including conducting any interferences, reexaminations, reissues, oppositions, or request for patent term extension relating thereto. Immune Design shall provide to IDRI a copy of all relevant documentation on the filing, prosecution and maintenance of patents and patent applications claiming Immune Design FMC Technology (the “Immune Design Patents”).

8.2 Enforcement of Licensed GLA Patents. If either Party becomes aware of a suspected infringement or misappropriation of any Licensed Patent, such Party will notify the other Party promptly, and following such notification, the Parties will confer. Immune Design will have the first right, but not the obligation, to bring an infringement action for Licensed Patents in *** and in *** at its own expense, in its own name, and entirely under its own direction and control. IDRI will reasonably assist Immune Design (at Immune Design’s expense) in such actions or proceedings if so requested, and will lend its name to or join such actions or proceedings if required by law in order for Immune Design to bring such action. IDRI will have the right to participate and be represented in any such suit by its own counsel at its own expense. Immune Design will pay to IDRI royalties on any recoveries after first deducting from such recovery amount all of its costs and expenses incurred in connection with the filing and prosecution of such suit.

If Immune Design fails, within *** after receiving written notice of such infringement, to take reasonable action to initiate enforcement for such alleged infringement, IDRI may, at its

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own expense, enforce any of the Licensed Patents in *** or in *** outside the IDRI Territory, or any part thereof, against infringement or misappropriation, bring an action against any third party suspected of infringement or misappropriation of same and control the defense of any counterclaim or declaratory judgment action (or other action) relating thereto. Immune Design will reasonably assist IDRI (at IDRI’s expense) in such actions or proceedings if so requested, and will lend its name to such actions or proceedings if required by law in order for IDRI to bring such action. Any recovery obtained as a result of such action shall be applied first to the documented legal fees and other costs and expenses actually incurred in connection with the action, and the remainder shall be retained by IDRI.

8.3 Third Party Infringement Claims. If an allegation is made or claim is brought by a Third Party that any activity related to a Licensed GLA Product infringes the intellectual property rights of such Third Party, the Party who becomes aware of such allegation will give prompt written notice to the other Party.

8.4 IDRI-Controlled Patent Rights. IDRI shall have the sole right to file, prosecute, maintain and defend all patent applications and patents covering Licensed Patents for which Immune Design does not have any exclusive rights under this Agreement, at its sole cost and in its discretion, including conducting any interferences, reexaminations, reissues, oppositions, or request for patent term extension relating thereto. However, IDRI shall conduct such filing, prosecution, maintenance and defense in good faith, taking into consideration Immune Design’s comments, and consistent with reasonable business judgment and provide Immune Design with all relevant or material documentation and proposed filing in the Territory so that Immune Design may be concurrently and promptly informed of the continuing prosecution. At IDRI’s expense and reasonable request from time to time, Immune Design shall cooperate, in all reasonable ways with such activities.

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9. Confidentiality.

9.1 Nondisclosure of Confidential Information. For all purposes hereunder, “Confidential Information” will mean all Information disclosed by one Party to the other Party pursuant to this Agreement. Immune Design Information, including preclinical and clinical data of Immune Design related to the Licensed Technology and Licensed Product shall be considered Immune Design Confidential Information. During the term of this Agreement and for a period of five (5) years thereafter, a Party receiving such item of Confidential Information of the other Party will (i) maintain in confidence such item of Confidential Information and not to disclose such item of Confidential Information to any Third Party without prior written consent of the disclosing Party, except that each Party shall have the right to disclose the other Party’s Confidential Information to its employees, directors, stakeholders, agents, as well as potential or actual investors, licensees, sublicensees, collaborators and acquirors, on an as needed basis, so long as such parties are subject to nondisclosure obligations relating to the Confidential Information that are at least as restrictive as the nondisclosure obligations set forth herein; and (ii) not use the other Party’s Confidential Information for any purpose except those permitted by this Agreement, including without limitation to practice the rights granted to it hereunder.

9.2 Exceptions. The obligations in Section 9.1 will not apply with respect to any portion of the Confidential Information that the receiving Party can show by competent written proof:

(i) Is publicly disclosed by the disclosing Party, either before or after it is disclosed to the receiving Party hereunder;

(ii) Was known to the receiving Party or its Affiliates without obligation to keep it confidential, prior to disclosure by the disclosing Party;

(iii) Is subsequently disclosed to the receiving Party or any of its affiliates by a Third Party lawfully in possession thereof and without obligation to keep it confidential;

(iv) Is published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the receiving Party; or

(v) Has been independently developed by employees or contractors of the receiving Party or any of its Affiliates without the aid, application or use of Confidential Information of the disclosing Party.

9.3 Authorized Disclosure. Each Party may disclose the Confidential Information belonging to the other Party to the extent such disclosure is required by law, regulation or valid court order, provided that such Party will give prompt notice to the other Party of such requirement, disclose the other Party’s Confidential Information only to the extent required by such law, regulation or court order, and use reasonable efforts to seek a protective order or confidential treatment in connection with such disclosure.

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9.4 Publications. All publications of a Party (the “Publishing Party”) arising or relating to the Licensed Technology or the Confidential Information of the non-publishing Party (“Non-Publishing Party”) shall require the prior review of the Non-Publishing Party. The Publishing Party shall provide the Non-Publishing Party with a draft of any proposed presentation or publication (including Information to be presented orally) for review at least *** (*** days in advance of the submission, presentation or publication date, whichever is earliest. Within *** (***) days after receipt of such materials, the Non-Publishing Party shall either approve the materials or request in writing that the proposed presentation or publication be delayed or modified, specifying in reasonable detail the reasons for the request. If the Non-Publishing Party objects to a proposed presentation or publication on the basis that it would disclose Confidential Information of the Non-Publishing Party, the Publishing Party shall remove the objectionable information from the proposed presentation or publication. If the Parties disagree concerning whether certain information should be deleted or modified, the Parties agree to meet for the purpose of making good faith efforts to discuss and resolve any such issues or disagreements. If the Non-Publishing Party determines that the proposed presentation or publication contains patentable subject matter which requires protection, the Non-Publishing Party may require the delay of and the Publishing Party shall delay such publication or presentation for an additional period (not to exceed *** (***) additional days) for the purpose of filing patent applications. In no event shall the Non-Publishing Party unreasonably delay such presentation or publication, provided that actions in accordance with this Section 9.4 shall be deemed reasonable.

9.5 Publicity. The Parties agree that no public announcement, publication or news release relating to this Agreement shall be made without the prior approval of both Parties; provided, however, that such approval will not be required with respect to any disclosure which is in the opinion of counsel required by law, including disclosures required by the U.S. Securities and Exchange Commission or made pursuant to the requirements of the national securities exchange or other stock market on which such Party’s securities are traded (“Exchange”), so long as the Party from which approval is being required will have no less than *** to review and provide comment regarding any such proposed announcement, unless a shorter review time is necessary or agreed. If the compliance with the disclosure requirements of an Exchange requires filing of this Agreement, the filing Party shall seek confidential treatment of portions of this Agreement from the Exchange and shall provide the other Party with a copy of the proposed filings at least *** prior to filing it with the Exchange for the other Party to review any such proposed filing. Each Party agrees that it will obtain its own legal advice with regard to its compliance with securities laws and regulations, and will not rely on any statements made by the other Party relating to such securities laws and regulations. Any press release issued by Immune Design relating to any Licensed Patents, Licensed Products, or the development, testing or commercialization of Licensed Products shall make appropriate mention of IDRI’s role under this Agreement in the “about company” section of the press release.

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10. Term and Termination.

10.1 Term. This Agreement will become effective upon the Effective Date and will remain effective until the expiration of all of Immune Design’ payment obligations hereunder, unless earlier terminated pursuant to Section 10.2 below (such period during which the Agreement is effective, the “Term”).

10.2 Termination.

(a) By Immune Design. Immune Design shall have the right to terminate this Agreement in its entirety or on an indication-by-indication basis or as to one or more category(ies) of Licensed Products, at any time for any reason or no reason at all, by providing IDRI with ***-day written notice of such termination.

(b) For Cause.

(i) Either Party may terminate this Agreement for the other Party’s material breach of this Agreement by providing the other Party with *** (***) day written notice, such notice to include the nature of the breach alleged, provided that the other Party does not cure such breach within such *** (***) day period, provided, however, that IDRI shall not have the right to terminate this Agreement as a result of any failure of Immune Design to satisfy its diligence obligations hereunder except in accordance with Section 3.1(c).

(ii) Either Party may terminate this Agreement if an order is made or a resolution is passed for the winding up of the other Party (other than voluntarily for the purposes of solvent amalgamation or reconstruction) or an order is made for the appointment of an administrator to manage the other Party’s affairs, business and property or if a receiver (which expression shall include an administrative receiver) is appointed over any of the other Party’s assets or undertaking or if circumstances arise which entitle the court or a creditor to appoint a receiver or manager or which entitle the court to make a winding-up order or if a voluntary arrangement is proposed in respect of the other Party or if the other Party takes or suffers any similar or analogous action in consequence of debt, and such order, appointment or similar action is not removed within *** (***) days.

(c) For Patent Challenge. IDRI may immediately terminate this Agreement in its entirety if Immune Design or its Affiliates challenge the validity, enforceability or scope of any Licensed Patent (or any claim therein) in the Territory.

10.3 Effect of Termination.

(a) Notwithstanding anything to the contrary in this Agreement, if Immune Design terminates this Agreement or any indication or category of Licensed Products pursuant to Section 10.2(a) or if IDRI terminates this Agreement pursuant to Section 10.2(b) or (c), then any license granted to Immune Design under Article 2 of this Agreement (or if only an indication or category of Licensed Product was terminated, any license to the extent related to such indication

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or category) shall terminate and all intellectual property rights licensed from IDRI to Immune Design thereunder shall revert to IDRI, except that all Fully Paid Licenses (as defined in Section 6.3(e)) then in effect shall continue. At IDRI’s request, Immune Design shall grant IDRI a nonexclusive, perpetual, worldwide license, with the right to grant sublicenses, under the Immune Design Technology for IDRI to make, have made, use, sell, offer for sale and import IDRI GLA Products (or if only an indication or category of Licensed Product was terminated, any license to the extent related to such indication or category) in the Territory, and IDRI shall pay to Immune Design royalties on Net Sales that are ***% of what would otherwise have been paid to IDRI by Immune Design for similar Licensed Products, except that the Net Sales shall be based on any product or formulation, the selling of which would, but for the licenses granted in this Section 10.3(a), infringe any Valid Claim (treating, for such purpose, pending Valid Claims as if they had issued) in the Immune Design Technology. “Immune Design Technology” means Sole Inventions owned and Controlled by Immune Design and Immune Design’s interest in all Joint Inventions owned and Controlled by Immune Design that relate specifically to and are improvements to the *** (but shall not include any other ingredient or component of any Licensed Product).

(b) The termination of this Agreement (or any indication) for any reason shall not relieve either Party hereto of any obligations which shall have accrued prior to such termination. The Parties agree that (i) all royalty payments with respect to Net Sales invoiced prior to the effective date of termination, and (ii) all milestone payments payable upon occurrence of applicable milestone that were achieved prior to the effective date of termination, shall be paid by Immune Design or its Affiliates or its sublicensees, as the case may be, notwithstanding the fact that the Agreement terminated prior to the date on which payment of such royalty payments or milestone payments falls due under this Agreement.

(c) In the event that IDRI terminates this Agreement pursuant to Section 10.2(b), each sublicense granted by Immune Design pursuant to this Agreement shall become at the sublicensee’s election a direct license between IDRI and the sublicensee pursuant to the terms of this Agreement as may be further limited (but not expanded) by the terms of the applicable sublicense agreement between Immune Design and the sublicensee; provided, however, that this provision will not be applicable if the sublicensee is in material breach of its obligations under the sublicense agreement.

(d) The following provisions of this Agreement will survive the expiration or termination of this Agreement: Sections 1, 2.6 (unless Immune Design terminates this Agreement pursuant to Section 10.2(b)), 2.7, 2.8, 5, 6.5(e), 7, 9, 10.3, 11.4, 12.1, 12.2, 12.3, 12.4, 13 and 14. Further, all Fully Paid Licenses shall survive termination or expiration of this Agreement.

11. Representations and Warranties.

11.1 Mutual Representation and Warranty. Each Party represents and Warrants to the other Party that:

(a) it has the authority and right to enter into and perform this Agreement;

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(b) this Agreement is a legal and valid obligation binding upon it; and

(c) its execution, delivery and performance of this Agreement will not (i) conflict in any material fashion with the terms of any other agreement or instrument to which it is or becomes a Party or by which it is or becomes bound, (ii) obligate either Party to violate or breach any of its obligations with Third Parties, including obligations of confidentiality, or (iii) violate any law or regulation of any court, governmental body or administrative or other agency having authority over it.

11.2 Additional Representations and Warranties by IDRI. IDRI hereby represents and warrants to Immune Design that:

(a) other than rights, to the extent applicable, of the U.S. government pursuant to Chapter 18, Title 35 of the United States Code and accompanying regulations, it is the owner of, or is the exclusive licensee to (with the right to sublicense), all rights, title and interest in and to all Licensed Patents and Licensed Know-How, and to the best of its knowledge, no other institution, government agency or other person or entity of any kind has any ownership right or license right with respect hereto;

(b) its rights in the Licensed Patents and Licensed Know-How are not subject to any lien, restriction, pledge or encumbrance of any kind;

(c) to the best of its knowledge, the Licensed Technology and the practice thereof as described in the Licensed Patents do not infringe any Third Party intellectual property or misappropriate any Third Party trade secret;

(d) it has granted no license to any Third Party under any of the Licensed GLA Patents, IDRI FMC Technology or Licensed Know-How that describes or is based upon the Licensed GLA Technology (for clarity, it is understood and agreed that material transfer agreements providing for the provision and use of physical materials by the recipient will not be considered licenses unless they also contain additional licenses);

(e) it does not own or Control any patents or patent applications relating to or necessary or useful for the use, manufacture, sale, offer for sale, import or other disposition of GLA other than the Licensed GLA Patents;

(f) it does not own or Control any patents or patent applications relating to or necessary or useful for the use, manufacture, sale, offer for sale, import or other disposition of *** other than the Licensed *** Patents;

(g) it has disclosed to Immune Design each patent application filed by or on its or its Affiliate’s behalf that discloses compounds that are or include a ***, including any patent applications disclosing the use or manufacture thereof; and

(h) to the best of its knowledge, the Licensed GLA Patents listed on Exhibit B-1 are all of the existing patents and patent applications disclosing or claiming the Licensed GLA Technology.

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11.3 Additional Representations and Warranties by Immune Design. Immune Design hereby represents and warrants to IDRI that:

(a) Immune Design, in carrying out its undertakings and responsibilities pursuant to this Agreement, shall obtain or procure all necessary approvals and consents and shall comply with all applicable laws and regulations, licenses, permits and approvals.

(b) The capitalization table attached hereto is a true and complete copy of the outstanding equity of Immune Design (including shares outstanding subject to purchase pursuant to the Immune Design equity plan) as of the Effective Date.

11.4 Disclaimer of Warranty. EXCEPT AS EXPRESSLY STATED IN THIS ARTICLE 11, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, IS MADE OR GIVEN BY OR ON BEHALF OF A PARTY. ALL REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED.

12.	Indemnification; Limitation of Liability.

12.1 Indemnification by Immune Design. Immune Design shall defend, indemnify, and hold IDRI, its Affiliates, and their respective officers, directors, employees, and agents (the “IDRI Indemnitees”) harmless from and against any and all damages or other amounts payable to a Third Party claimant, as well as any reasonable attorneys’ fees and costs of litigation incurred by such IDRI Indemnitees (collectively, “IDRI Damages”), all to the extent resulting from claims, suits, proceedings or causes of action brought by such Third Party (“IDRI Claims”) against such IDRI Indemnitee based on or alleging: (a) the development, manufacture, storage, handling, use, promotion, sale, offer for sale, and importation of any Licensed Product by Immune Design or its Affiliates, sublicensees, Third Party contractors, or distributors in the Territory; (b) the development, manufacture, storage, handling, use, promotion, sale, offer for sale, and importation of any GLA, ***, or Results of Continuing Work by Immune Design or its Affiliates, sublicensees, Third Party contractors or distributors in the Territory; (c) a breach of any of Immune Design’s representations, warranties, and obligations under this Agreement; (d) the willful misconduct or negligent acts of Immune Design, its Affiliates, or the officers, directors, employees, or agents of Immune Design or its Affiliates; or (e) any activities conducted by or for Immune Design as part of Phase I Clinical Trials, Phase II Clinical Trials or Phase III Clinical Trials of Licensed Products. The foregoing indemnity obligation shall not apply if the IDRI Indemnitees materially fail to comply with the indemnification procedures set forth in Section 12.3, or to the extent that such IDRI Claim is based on or alleges: (i) the

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development, manufacture, storage, handling, use, promotion, sale, offer for sale, and importation of any physical component of any product by IDRI or its Affiliates, sublicensees, or distributors in the Territory; (ii) a breach of any of IDRI’s representations, warranties, and obligations under the Agreement; or (iii) the willful misconduct or negligent acts of IDRI or its Affiliates, or the officers, directors, employees, or agents of IDRI or its Affiliates.

12.2 Indemnification by IDRI. IDRI shall defend, indemnify, and hold Immune Design, its Affiliates, and their respective officers, directors, employees, and agents (the “Immune Design Indemnitees”) harmless from and against any and all damages or other amounts payable to a Third Party claimant, as well as any reasonable attorneys’ fees and costs of litigation incurred by such Immune Design Indemnitees (collectively, “Immune Design Damages”), all to the extent resulting from claims, suits, proceedings or causes of action brought by such Third Party (“Immune Design Claims”) against such Immune Design Indemnitee based on or alleging: (a) the development, manufacture, storage, handling, use, promotion, sale, offer for sale, and importation of any component of any product containing GLA, ***, or Results of Continuing Work by IDRI or its Affiliates, sublicensees, Third Party contractors or distributors in the Territory; (b) a breach of any of IDRI’s representations, warranties, and obligations under this Agreement; or (c) the willful misconduct or negligent acts of IDRI or its Affiliates, or the officers, directors, employees, or agents of IDRI or its Affiliates. The foregoing indemnity obligation shall not apply if the Immune Design Indemnitees materially fail to comply with the indemnification procedures set forth in Section 12.3, or to the extent that any Immune Design Claim is based on or alleges: (i) the development, manufacture, storage, handling, use, promotion, sale, offer for sale, and importation of any Licensed Product by Immune Design or its Affiliates, sublicensees, or distributors in the Territory; (ii) the development, manufacture, storage, handling, use, promotion, sale, offer for sale, and importation of any GLA, ***, or Results of Continuing Work by Immune Design or its Affiliates, sublicensees, Third Party contractors, or distributors in the Territory; (iii) a breach of any of Immune Design’s representations, warranties, and obligations under the Agreement; (iv) the willful misconduct or negligent acts of Immune Design, its Affiliates, or the officers, directors, employees, or agents of Immune Design or its Affiliates; or (v) any activities conducted by or for Immune Design as part of Phase I Clinical Trials, Phase II Clinical Trials or Phase III Clinical Trials of Licensed Products.

12.3 Indemnification Procedures. The Party claiming indemnity under this Article 12 (the “Indemnified Party”) shall give written notice to the Party from whom indemnity is being sought (the “Indemnifying Party”) promptly after learning of the claim, suit, proceeding or cause of action for which indemnity is being sought (“Claim”). The Indemnified Party shall provide the Indemnifying Party with reasonable assistance, at the Indemnifying Party’s expense, in connection with the defense of the Claim for which indemnity is being sought. The Indemnified Party may participate in and monitor such defense with counsel of its own choosing at its sole expense; provided, however, the Indemnifying Party shall have the right to assume and conduct the defense of the Claim with counsel of its choice. The Indemnifying Party shall not settle any Claim without the prior written consent of the Indemnified Party, not to be unreasonably withheld, unless the settlement involves only the payment of money. So long as

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the Indemnifying Party is actively defending the Claim in good faith, the Indemnified Party shall not settle any such Claim without the prior written consent of the Indemnifying Party. If the Indemnifying Party does not assume and conduct the defense of the Claim as provided above, (a) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to the Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith), and (b) the Indemnifying Party will remain responsible to indemnify the Indemnified Party as provided in this Article 12.

12.4 Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 12.4 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 12.1 OR 12.2, OR DAMAGES AVAILABLE FOR A PARTY’S BREACH OF ARTICLE 9.

12.5 Insurance. Each Party shall procure and maintain, and require sublicensees to procure and maintain, insurance, including product liability insurance, adequate to cover its obligations hereunder and which are consistent with normal business practices of prudent companies similarly situated at all times during which any Licensed Product is being clinically tested in human subjects or commercially distributed or sold. It is understood that such insurance shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this Article 12. Each Party shall provide the other with written evidence of such insurance upon request. Each Party shall provide the other with written notice at least *** days prior to the cancellation, non-renewal or material change in such insurance or self-insurance which materially adversely affects the rights of the other Party hereunder.

13.	Dispute Resolution.

13.1 Internal Resolution. In the event of any controversy, claim or other dispute arising out of or relating to any provision of this Agreement or the interpretation, enforceability, performance, breach, termination or validity hereof (a “Dispute”), such Dispute shall be first referred to IDRI’s President and/or Chief Executive Officer and Immune Design’s President and/or Chief Executive Officer for resolution, prior to proceeding under the following provisions of this Article 13. A Dispute shall be referred to such executives upon any Party providing the other Party with written notice that such Dispute exists, and such executives, or their designees, shall attempt to resolve such Dispute through good faith discussions. In the event that such Dispute is not resolved within *** (***) days of such other Party’s receipt of such written notice, either Party may initiate the dispute resolution procedures set forth in Section 13.2.

13.2 Arbitration. Except as otherwise expressly provided in this Agreement, the Parties agree that any Dispute not resolved internally by the Parties pursuant to Section 13.1 above must be finally resolved through binding arbitration by JAMS in accordance with its

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Comprehensive Arbitration Rules and Procedures in effect at the time the Dispute arises, except as modified in this Agreement, applying the substantive law specified in Section 14.2. A Party may initiate an arbitration by written notice to the other Party of its intention to arbitrate, and such demand notice shall specify in reasonable detail the nature of the Dispute. Each Party shall select *** to resolve the Dispute, and all *** shall serve as neutrals. If ***, or if the ***, the necessary appointments shall be made in accordance with the then prevailing Comprehensive Arbitration Rules and Procedures. Within *** (***) months of the conclusion of an arbitration proceeding, the arbitration decision shall be rendered in writing and shall specify the basis on which the decision was made. The award of the arbitration tribunal shall be final and judgment upon such an award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such an award and order of enforcement. The arbitration proceedings shall be conducted in Seattle, Washington. The Parties agree that they shall share equally the cost of the arbitration filing and hearing fees, and the costs of the arbitrators, except as otherwise set forth in the Agreement. Each Party shall bear its own attorneys’ fees and associated costs and expenses.

13.3 Patent Validity; Equitable Relief. Notwithstanding the other provisions of this Article 13, any Dispute that involves the validity, infringement or claim interpretation of a Patent: (i) that is issued in the United States, shall be subject to actions before the United States Patent and Trademark Office and/or submitted exclusively to the federal court located in the jurisdiction of the district where any of the defendants resides; and (ii) that is issued in any other country, shall be brought before an appropriate regulatory or administrative body or court in that country, and the Parties hereby consent to the jurisdiction and venue of such courts and bodies. For the sake of clarity, such patent disputes shall not be subject to the provisions of Section 13.2. Notwithstanding the other provisions of this Article 13, any Dispute that involves the need to seek preliminary or injunctive measures or other equitable relief (e.g., in the event of a potential (or actual) breach of the confidentiality and non-use provisions in Article 9) need not be resolved through the procedure described in this Article 13 but may be immediately brought in a court of competent jurisdiction.

14. Miscellaneous.

14.1 Complete Agreement; Modification. This Agreement constitutes the entire agreement, both written and oral, between the Parties with respect to the subject matter hereof; and any and all prior mutual agreements (including without limitation the Original Agreement) respecting the subject matter hereof, either written or oral, expressed or implied, are superseded hereby, merged and canceled, and are null and void and of no effect, except for Addendum No. 1 to License Agreement between Immune Design and IDRI dated *** (“Addendum No. 1”), which shall remain in full force and effect. No amendment or change hereof or addition hereto will be effective or binding on either of the Parties hereto unless reduced to writing and duly executed on behalf of both Parties. It is the intention of the Parties that this Amended and Restated License Agreement shall not have an adverse effect on the sublicenses granted to *** and its affiliates under the agreements with *** referenced in Addendum No. 1. To the extent any provisions under this Amended and Restated Agreement would have an adverse effect on such sublicenses, they shall not be applicable and, instead, the applicable provisions of the Original Agreement shall apply to ***’s sublicenses.

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14.2 Governing Law. Resolution of all disputes arising out of or related to this Agreement or the performance, enforcement, breach or termination of this Agreement and any remedies relating thereto, will be governed by and construed under the substantive laws of the State of Washington, without regard to conflicts of law rules requiring the application of different law.

14.3 Independent Contractors. The relationship of the Parties hereto is that of independent contractors. The Parties hereto are not deemed to be agents, partners or joint venturers for any purpose as a result of this Agreement or the transactions contemplated thereby. At no time will any Party make commitments or incur any charges or expenses for or in the name of the other Party.

14.4 Assignment. Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other, except a Party may make such an assignment without the other Party’s consent to an affiliate or to a successor to substantially all of the business of such Party to which this Agreement relates, whether in a merger, sale of stock, sale of assets or other transaction. Any permitted assignment will be binding on the successors of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this Section 14.4 will be null and void and of no legal effect.

14.5 Notices. Any notices given under this Agreement will be in writing, addressed to the Parties at the following addresses, and delivered by person, by facsimile, or by a reputable international courier service. Any such notice will be deemed to have been given as of the day of personal delivery, one (1) day after the date sent by facsimile service or on the day of successful delivery to the other Party confirmed by the courier service.

For Immune Design:	Immune Design Corp. 1124 Columbia Street, Suite 400 Seattle, WA 98104 Attention: Chief Executive Officer Fax: (206) 330-2595

With a copy to:	Perkins Coie LLP 1201 Third Ave., Suite 48000 Seattle, WA 98101 Attention: James L. Lisbakken, Esq. Fax: 206-359-9660

For IDRI:	Infectious Disease Research Institute Attention: General Counsel 1124 Columbia Street, Suite 400 Seattle, Washington 98104 Fax: 206-381-3678

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With a copy to:	Fenwick & West LLP 1191 Second Ave., Floor 10 Seattle, WA 98101 Attention: Roger M. Tolbert, Esq. Fax: 206-359-9660

14.6 Force Majeure. Both Parties shall be excused from the performance of their obligations under this Agreement to the extent that such performance is prevented by force majeure and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party takes reasonable efforts to remove the condition. For purposes of this Agreement, force majeure shall mean conditions beyond the control of the Parties, including without limitation, an act of God, war, civil commotion, terrorist act, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe, and failure of plant or machinery (provided that such failure could not have been prevented by the exercise of skill, diligence, and prudence that would be reasonably and ordinarily expected from a skilled and experienced person engaged in the same type of undertaking under the same or similar circumstances).

14.7 No Strict Construction; Headings. This Agreement has been prepared jointly and shall not be strictly construed against either Party. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision. The headings of each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section.

14.8 Severability. In the event that any provision of this Agreement is determined to be invalid or unenforceable by a court of competent jurisdiction, the remainder of the Agreement will remain in full force and effect without said provision. In such event, the Parties will in good faith negotiate a substitute clause for any provision declared invalid or unenforceable, which will most nearly approximate the intent of the Parties in entering this Agreement.

14.9 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which will be an original and both will constitute together the same document. Counterparts may be signed and delivered by facsimile, each of which will be binding when sent.

14.10 No Third Party Beneficiaries. None of the provisions of this Agreement shall be enforceable by any person or entity who is not a party to this Agreement.

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[Signature Page Follows]

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IN WITNESS WHEREOF, Immune Design and IDRI have executed this Agreement by their respective duly authorized representatives, to be effective as of the Effective Date, except as otherwise specified herein as to provisions effective as of the Restated Effective Date.

IMMUNE DESIGN, INC.		INFECTIOUS DISEASE RESEARCH INSTITUTE

By:	/s/ Bruce Carter	By:	/s/ Curtis D. Malloy

Name:	Bruce Carter	Name:	Curtis D. Malloy

Title:	Executive Chairman	Title:	President

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Exhibit A

Countries within the IDRI Territory (as of the Effective Date)

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Exhibit B-1

Licensed GLA Patents Existing as of the Effective Date

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Exhibit B-2

Licensed *** Patents Existing as of the Restated Effective Date

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Exhibit C

Capitalization as of June 5, 2008

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Exhibit D

Wiring Instructions

BANK INFORMATION:

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ACCOUNT INFORMATION:

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Exhibit E

IDC Global Access Plan

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Exhibit F

MTA Terms

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Exhibit G

GLA Structural Formula

where R1, R2, R3, R4, R5 and R6 are defined in U.S. patent application no. 11/862,122.

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Exhibit H

*** Structural Formula

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Exhibit I

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